Exhibit 99.1

Bridger Aerospace and Jack Creek Announce Closing of Business Combination

•	Bridger Aerospace common stock and warrants expected to begin trading on NASDAQ on January 25th under ticker “BAER” and “BAERW”

BOZEMAN, Mont. and NEW YORK, January 24, 2023– Bridger Aerospace Group Holdings, LLC (“Bridger” or “Bridger Aerospace”), a leading independent provider of aerial firefighting services, and Jack Creek Investment Corp. (“Jack Creek”) (NASDAQ: JCIC), a special purpose acquisition company, today announced the completion of their previously announced business combination (the “Business Combination”). The combined company will operate as “Bridger Aerospace Group Holdings, Inc.” and its common stock and warrants are expected to begin trading on the Nasdaq Global Market under the ticker symbols “BAER” and “BAERW,” respectively, on January 25, 2023.

The Business Combination was approved at a special meeting of Jack Creek shareholders on January 24, 2023.

“The closing of the transaction and our listing on Nasdaq is an important milestone and an incredibly proud moment for the entire Bridger team,” commented Tim Sheehy, who will continue to lead the combined company as Chief Executive Officer. “We are excited to enter this new chapter as a publicly traded company, uniquely positioned to expand throughout North America and continue our mission to save lives, preserve our environment, and protect the people and communities that are impacted by the growing wildfire crisis across the globe.”

Founded in 2014 and led by former Navy SEAL Tim Sheehy, Bridger is a mission-driven company focused on addressing the year-round threat of economic and environmental damage caused by wildfires. Through its effective, modern, and purposefully designed fleet of aircraft, Bridger provides its federal agency and state government client base with a comprehensive range of aerial firefighting solutions. Bridger operates a large and sophisticated fleet of firefighting aircraft, which includes “Super Scoopers” (CL-415EAF), air attack and logistical support aircraft (Next Generation Daher Kodiaks, Pilatus PC-12s, DeHavilland Twin Otter and legacy Twin Commanders), and UAVs (Unmanned Aerial Vehicles). Bridger also offers FireTRAC, an innovative, proprietary data gathering, aerial surveillance and reporting platform that complements its fleet of firefighting assets.

Bridger has a track record of strong financial performance supported by a recurring revenue model. As climate conditions continue to evolve and create a longer, more intense wildfire season, a consistent and cost-effective solution is required. Bridger’s experience and expertise positions it to be the aerial firefighting solution of choice for federal, state and local governments.

Jack Creek’s Executive Chairman, Jeffrey Kelter, who is joining Bridger’s Board of Directors as Chairman added, “We are excited to finalize our business combination and continue our partnership with the Bridger management team. As a public company, Bridger is well-positioned financially to further expand its industry-leading fleet and explore proprietary strategic investments to complete its growth plans for 2023 and create significant and sustained value for all stakeholders as it works to meet critical environmental and community needs.”

Advisors

Sidley Austin LLP is serving as legal advisor to Bridger Aerospace. Ropes & Gray LLP and Weil, Gotshal & Manges LLP are serving as legal advisors to Jack Creek. UBS Investment Bank is serving as capital markets advisor to Jack Creek. Mayer Brown LLP is serving as legal advisor to UBS Investment Bank.

Additional information about the completed Business Combination, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Bridger Aerospace Group Holdings, LLC with the SEC and available at www.sec.gov.

About Bridger Aerospace

Based in Bozeman, Montana, Bridger Aerospace Group Holdings, LLC is one of the nation’s largest privately held aerial firefighting companies. Bridger Aerospace is committed to utilizing its team, aircraft and technology to save lives, property and habitats threatened by wildfires. Bridger Aerospace provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

About Jack Creek

Jack Creek is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. More information about Jack Creek is available at https://www.jackcreekinvestmentcorp.com/ir-resources/investor-faqs.

Investor Contacts

Bridger Aerospace Investor Contact

Alison Ziegler

Darrow Associates

201-220-2678

aziegler@darrowir.com

Jack Creek Investor Contact

Lauren Ores

KSH Capital

212-710-5073

lores@kshcapital.com

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Business Combination; (2) current and future potential commercial and customer relationships; and (3) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jack Creek’s and Bridger Aerospace’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger Aerospace. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger Aerospace; Bridger Aerospace’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger Aerospace’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger Aerospace and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger Aerospace as a result of the announcement and consummation of the Business Combination; risks that Bridger Aerospace is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the 424(b) final prospectus filed by Wildfire New PubCo, Inc. (n/k/a Bridger Aerospace Group Holdings, Inc.) with the SEC on December 20, 2022, and in those documents that Jack Creek or Wildfire New PubCo, Inc. (n/k/a Bridger Aerospace Group Holdings, Inc.) has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger Aerospace presently know or that Jack Creek and Bridger Aerospace currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger Aerospace’s expectations, plans or forecasts of future events and views as of the date of this press release. Jack Creek and Bridger Aerospace anticipate that subsequent events and developments will cause Jack Creek’s and Bridger Aerospace’s assessments to change. However, while Jack Creek and Bridger Aerospace may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger Aerospace specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger Aerospace’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.